SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

August 31, 2004

Date of Report (Date of earliest event reported)

CEPHEID
(Exact name of Registrant as specified in its charter)

California	000-30755	77-0441625
(State of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

904 Caribbean Drive
Sunnyvale, CA 94089
(Address of principal executive offices, including zip code)

(408) 541-4191
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

As previously disclosed in Cepheid’s press release issued on August 4, 2004, a copy of which was furnished to the Securities and Exchange Commission pursuant to Item 12 of Form 8-K, Cepheid’s President and Chief Technology Officer, Kurt Petersen Ph.D., resigned as an active employee effective August 31, 2004.  Dr. Petersen will continue to serve on the Board of Directors and as a consultant to Cepheid.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEPHEID

Date: September 7, 2004	By:	/s/ JOHN L. BISHOP
		Name:	John L. Bishop
		Title:	Chief Executive Officer